Blackstone Floating Rate Enhanced Income Fund

Portfolio of Investments

June 30, 2024

	Principal Amount	Value
FLOATING RATE LOAN INTERESTS(a) - 15.80%
Diversified Telecommunication Services - 0.01%
Lumen Technologies, Inc., First Lien Term Loan, 1M US SOFR + 6.00%, 06/01/2028	$761	$634

Hotels, Restaurants & Leisure - 9.17%
1011778 BC UNLIMITED LIABILITY CO, First Lien Term Loan, 1M US SOFR + 1.75%, 09/20/2030	650,000	649,178

Insurance - 6.62%
Baldwin Risk Partners, LLC, First Lien Initial Term Loan, 1M US SOFR + 3.50%, 10/14/2027	468,591	469,177

TOTAL FLOATING RATE LOAN INTERESTS
(Cost $1,118,540)		1,118,989

SHORT TERM INVESTMENTS - 117.60%
Open-end Investment Companies - 117.60%
Fidelity Treasury Portfolio
(5.20% 7-Day Yield)	8,326,443	8,326,443

TOTAL SHORT TERM INVESTMENTS
(Cost $8,326,443)		8,326,443

Total Investments- 133.40%
(Cost $9,444,983)		9,445,432

Liabilities in Excess of Other Assets - (33.40)%		(2,365,114)

Net Assets(b) - 100.00%		$7,080,318

Amounts above are shown as a percentage of net assets as of June 30, 2024.

Investment Abbreviations:

SOFR - Secured Overnight Financing Rate

Reference Rates:

1M US SOFR- 1 Month SOFR as of June 30, 2024 was 5.34%

(a)	Floating or variable rate security. The reference rate is described above. The rate in effect as of June 30, 2024 is based on the reference rate plus the displayed spread as of the security's last reset date. Where applicable, the reference rate is subject to a floor rate.
(b)	On June 13, 2024, the Fund paid a distribution to shareholders of record representing approximately 96.5% of the Fund’s net assets as of June 10, 2024.

 See Notes to Financial Statements.

NOTE 1. ORGANIZATION

Blackstone Floating Rate Enhanced Income Fund (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and operates as a diversified, closed-end management investment company. Prior to the Plan (as defined below), which became effective May 13, 2024, the Fund engaged in a continuous offering of shares and operated as an interval fund that offered to make monthly repurchases of shares at net asset value (the "NAV").

The Fund’s investment objective is to provide attractive current income with low sensitivity to rising interest rates.

The Fund was organized as a Delaware statutory trust on June 20, 2017 pursuant to a Declaration of Trust governed by the laws of the State of Delaware. The Fund had no operations from that date to November 10, 2017, other than those related to organizational matters and the registration of its shares under applicable securities laws. Blackstone Liquid Credit Strategies LLC (the “Adviser”) purchased 4,000 Institutional Class I Common Shares (“Class I Shares”) at a NAV of $25.00 per share on November 10, 2017. The Fund is authorized to issue an unlimited number of Class I Shares, Advisory Class D Common Shares (“Class D Shares”), Brokerage Class T Common Shares (“Class T Shares”), Brokerage Class T-I Common Shares (“Class T-I Shares”) and Brokerage Class U Common Shares (“Class U Shares”), and a maximum offering of $3,000,000,000 of common shares. Class I Shares commenced operations on January 18, 2018, Class T Shares commenced operations on May 7, 2018, Class D Shares commenced operations on October 1, 2018, Class T-I Shares commenced operations on April 22, 2019 and Class U Shares commenced operations on November 29, 2019. As of June 30, 2024, Class I Shares (BGFLX), Class T Shares (BGFTX), Class D Shares (BGFDX), Class T-I Shares (BGFPX) and Class U Shares (BGFVX) were outstanding.

The Fund was previously classified as a non-diversified management investment company for purposes of the 1940 Act. As a result of ongoing operations, the Fund is now classified as a diversified management investment company. This means that with respect to 75% of the Fund’s total assets, no more than 5% of the Fund’s total assets may be invested in any one issuer or own more than 10% of the outstanding voting securities of such issuer (except, in each case, excepting cash and cash items, U.S. government securities, and securities of other investment companies). The Fund may not resume operating in a non-diversified manner without first obtaining shareholder approval in accordance with the 1940 Act.

On May 13, 2024, the Fund announced that the Adviser has recommended, and the Board of the Fund has approved, a plan of liquidation (the “Plan”) in connection with the orderly liquidation of the Fund. Under the Plan, which became effective May 13, 2024, the Fund began the process of liquidating portfolio assets and unwinding its affairs in an orderly fashion over time. As part of the liquidation, and in an effort to ensure the timely return of capital to shareholders, on June 13, 2024, the Fund paid a distribution to shareholders of record at the close of business on June 10, 2024. The distribution represented approximately 96.5% of the Fund’s net assets as of June 10, 2024. The Fund also announced a second distribution to be paid to shareholders of record at the close of business on June 10, 2024, once the Fund has received settlement proceeds and final interest payments for liquidated assets, which as of June 30, 2024, is expected to occur by mid-August, at which point all capital will be returned to shareholders.

As part of the liquidation, effective May 13, 2024, the Adviser has agreed to voluntarily waive its advisory fee through the dissolution date of the Fund and to cover certain liquidation expenses incurred by the Fund. The Fund will bear costs in connection with the liquidation, including with respect to the sales of assets, repayment of debt, brokerage commissions and taxes. The Board has approved the termination of the Fund’s dividend reinvestment plan and the suspension of the Fund’s daily declaration and monthly distribution of dividends. Further, effective May 13, 2024, the Fund and its distributor are rejecting any orders to purchase shares of the Fund.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation: The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) and are stated in U.S. dollars. The Fund is considered an investment company under the reporting requirements of U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board Accounting Standards Codification Topic 946.

The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statement. Actual results could differ from these estimates.

Portfolio Valuation: The Fund’s NAV is determined daily on each day that the New York Stock Exchange (the “Exchange”) is open for business, as of the close of the regular trading session on the Exchange. The Fund calculates NAV per share by subtracting liabilities (including accrued expenses or dividends) from the total assets of the Fund (the value of the securities plus cash or other assets, including interest accrued but not yet received) and dividing the result by the total number of outstanding common shares of the Fund.

Loans are primarily valued by using a composite loan price from a nationally recognized loan pricing service. The methodology used by the Fund’s nationally recognized loan pricing provider for composite loan prices is to value loans at the mean of the bid and ask prices from one or more brokers or dealers. Collateralized loan obligation securities (“CLOs”) are valued at the price provided by a nationally recognized pricing service. The prices provided by the nationally recognized pricing service are typically based on the evaluated mid-price of each of the CLOs. Non-U.S. Instruments are valued by translating available quotes into U.S. dollar equivalents, if the quotes are considered reliable, and are otherwise valued at fair value. Over-the-counter options are priced on the basis of dealer quotes. Other types of derivatives for which quotes may not be available are valued at fair value. Corporate bonds and convertible bonds, other than short-term investments, are valued at the price provided by a nationally recognized pricing service. The prices provided by the nationally recognized pricing service are typically based on the mean of bid and ask prices for each corporate bond security. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrices, market transactions in comparable investments, various relationships observed in the market between investments and calculated yield measures based on valuation technology commonly employed in the market for such investments. Equity securities, including common stocks and exchange-traded funds (“ETFs”), for which market quotations are available are generally valued at the last sale price or official closing price on the primary market or exchange on which they trade. Futures contracts, if any, are ordinarily valued at the last sales price on the securities or commodities exchange on which they are traded. Written and purchased options, if any, are ordinarily valued at the closing price on the securities or commodities exchange on which they are traded. Open- end investment companies are generally valued at their closing net asset values as reported on each business day. To the extent current market quotations are not readily available, short-term debt investments, if any, having a remaining maturity of 60 days or less when purchased would be valued at cost adjusted for amortization of premiums and accretion of discounts.

In accordance with Rule 2a-5 under the 1940 Act, the Board of Trustees of the Fund (the “Board”) has designated the Adviser as the valuation designee to perform fair value determinations related to the Fund’s investments, subject to the Board’s oversight and periodic reporting requirements.

Any investments and other assets for which such current market quotations are not readily available are valued at fair value (“Fair Valued Assets”) as determined in good faith by a committee of the Adviser (the “Fair Valued Asset Committee”) under procedures established by, and under the general supervision and responsibility of, the Board. Such methods may include, but are not limited to, the use of a market comparable and/or income approach methodologies. A Fair Valued Asset Committee meeting may be called at any time by any member of the Fair Valued Asset Committee. The pricing of all Fair Valued Assets and determinations thereof shall be reported by the Adviser as the valuation designee to the Board at each regularly scheduled quarterly meeting. The Fund has procedures to identify and investigate potentially stale or missing prices for investments which are valued using a nationally recognized pricing service, exchange price or broker-dealer quotations. After performing such procedures, any prices which are deemed to be stale are reviewed by the Fair Valued Asset Committee and an alternative pricing source is determined.

Various inputs are used to determine the value of the Fund’s investments. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

Level 1— Unadjusted quoted prices in active markets for identical investments at the measurement date.

Level 2— Significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3— Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The categorization of a value determined for investments and other financial instruments is based on the pricing transparency of the investment and other financial instrument and does not necessarily correspond to the Fund’s perceived risk of investing in those securities. Investments measured and reported at fair value are classified and disclosed in one of the following levels within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement.

The following tables summarize valuation of the Fund’s investments under the fair value hierarchy levels as of June 30, 2024:

Blackstone Floating Rate Enhanced Income Fund

Investments in Securities at Fair Value*	Level 1 - Quoted Prices	Level 2 - Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Floating Rate Loan Interests	$–	$1,118,989	$–	$1,118,989
Short Term Investments	8,326,443	–	–	8,326,443
Total	$8,326,443	$1,118,989	$–	$9,445,432

*	Refer to the Fund's Portfolio of Investments for a listing of securities by type.

Securities Transactions and Investment Income: Securities transactions are recorded on trade date for financial reporting purposes and amounts payable or receivable for trades not settled at the time of period end are reflected as liabilities and assets, respectively. Interest income is recognized on an accrual basis from the date of settlement. Accretion of discount and amortization of premium, which are included in interest income, are accreted or amortized daily using the accrual basis interest method. Dividend income is recorded on the ex-dividend date. Realized gains and losses from securities transactions and foreign currency transactions, if any, are recorded on the basis of identified cost.

When the Fund sells a floating rate loan interest, it may pay an agency fee. The Fund earns facility and other fees on floating rate loan interests, and facility fees are typically amortized to income over the term of the loan. Consent and amendment fees are also recorded to income as earned.